UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Spectrum Control, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8031 Avonia Road, Fairview, Pennsylvania	16415
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 474-2207

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 30, 2009 (the “Closing Date”), Spectrum Microwave, Inc. (“Spectrum Microwave”), a wholly-owned subsidiary of Spectrum Control, Inc. (“Spectrum”) acquired substantially all of the assets and certain of the liabilities of Micro Networks Corporation, Creative Electric, Incorporated and MNC Worcester Corporation (collectively, the “Sellers”), pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) among Spectrum, Spectrum Microwave, the Sellers, and Integrated Device Technology, Inc. (“IDT”). The Sellers are subsidiaries of IDT, and are designers and manufacturers of high-performance data conversion products, custom modules and a broad line of filters, oscillators and delay lines based on surface acoustic wave technology.

Under the terms of the Asset Purchase Agreement, Spectrum Microwave paid an aggregate purchase price of $12,800,000. The initial purchase price was paid in cash from Spectrum’s working capital and from its existing credit facility with PNC Bank, N.A. Following the Closing Date, the purchase price is subject to adjustment depending on the final determination of the net working capital of the business as of the Closing Date. The assets acquired under the Asset Purchase Agreement include intellectual property, inventories and equipment located in Worcester, Massachusetts and Auburn, New York and certain real property and improvements located in Auburn, New York. The terms of the Asset Purchase Agreement, including the consideration paid by Spectrum Microwave, were determined in arm’s length negotiations between Spectrum Microwave, Spectrum, the Sellers and IDT.

A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the material provisions of the Asset Purchase Agreement set forth above is qualified in its entirety by reference to the copy of the Asset Purchase Agreement filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Spectrum Control, Inc., Spectrum Microwave, Inc., Micro Networks Corporation, Creative Electric, Incorporated, MNC Worcester Corporation and Integrated Device Technology, Inc. dated November 20, 2009 (Exhibits, Attachments and Schedules Omitted)*

* The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit, attachment or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date:	December 2, 2009	By:	/S/ JOHN P. FREEMAN
John P. Freeman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement by and among Spectrum Control, Inc., Spectrum Microwave, Inc., Micro Networks Corporation, Creative Electric, Incorporated, MNC Worcester Corporation and Integrated Device Technology, Inc. dated November 20, 2009 (Exhibits, Attachments and Schedules Omitted)*

* The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted exhibit, attachment or schedule.